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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07868

Invesco Advantage Municipal Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco

Invesco Advantage Municipal Income Trust II

Effective December 3, 2012, Invesco Van Kampen Advantage Municipal Income Trust II was renamed Invesco Advantage Municipal Income Trust II.

NYSE: VKI

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
20 Financial Statements
23 Notes to Financial Statements
29 Financial Highlights
31 Auditor's Report
32 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. A main contributor to the Trust’s return on an NAV basis was its exposure to lower-quality credit and allocation to hospital bonds.

Performance

Total returns, 2/29/12 to 2/28/13

Trust at NAV	9.66%
Trust at Market Value	7.54
Barclays Municipal Bond Index‚	5.01

Market Price Premium to NAV as of 2/28/13	0.69

Source(s): ‚Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

We seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated investment grade by at least one nationally recognized statistical rating organization and that are exempt from federal taxes. Municipal obligations include municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust also may invest up to 20% of its net assets in non-investment-grade and unrated securities that we determine to be of comparable quality. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

We employ a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.1

During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.2 While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.2 Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion3, a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.3

The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.4 The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.4 Year-over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.4 Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.4

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	84.3%
General Obligation Bonds	8.6
Pre-refunded Bonds	5.0
Other	2.1

Total Net Assets
Applicable to Common Shares	$580.0 million

Total Number of Holdings	397

Top Five Fixed Income Holdings

			% of Total
	Coupon	Maturity	Net Assets
1. Chicago (City of)	5.25%	1/1/25	2.0%
2. Houston (City of)	5.00	11/15/36	1.9
3. Hawaii (State of) Department of Budget and Finance	5.65	10/1/27	1.8
4. Charleston Educational Excellence Finance Corp.	5.25	12/1/26	1.8
5. San Diego Community College District	5.00	8/1/36	1.7

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

2                Invesco Advantage Municipal Income Trust II

    As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

    Performance was also driven by BBB-AAA5 credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed higher-rated credits and contributed to performance as we held overweight exposure to these market segments. The Trust’s non-rated allocation also contributed to relative performance.

    At a sector level, our allocation in hospital and industrial development revenue/ pollution control revenue bonds contributed to Trust returns for the reporting period. Our exposure to state general obligation bonds detracted from returns.

    In terms of yield-curve positioning, the Trust’s exposure to the intermediate (15- to 20-year) and the long end of the curve (20+ years) contributed to returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was implemented through the use of structural leverage.

    One important factor affecting the return of the Trust relative to the Barclays Municipal Bond Index was the Trust’s use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.

    During the reporting period, the Trust achieved a leveraged position through the use of inverse floating rate securities and Variable Rate Muni Term Preferred (VMTP) shares. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and

VMTPs can be a more efficient means by which to manage duration, yield curve exposure and credit exposure and potentially can enhance yield. As of the close of the reporting period, leverage accounted for 39% of the Trust’s total assets. During the reporting period, the use of leverage added to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    As stated earlier, the Trust trades at a market price that may be at a premium or discount to NAV. For most of the reporting period, the Trust traded at a premium to its underlying NAV. Briefly in March, June and November, the Trust fluctuated between trading at a premium and trading at a discount to its underlying NAV. The Trust traded at a slight premium at the end of the reporting period.

    Thank you for investing in Invesco Advantage Municipal Income Trust II and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Source: The Nelson A. Rockefeller Institute of Government
5	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Advantage Municipal Income Trust II. He joined Invesco in 2010.

Mr. Byron was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Trust in 2009. He earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Advantage Municipal Income Trust II.

He joined Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2005. He earned a BS in finance from the University of Illinois at Chicago.

Robert Wimmel Portfolio manager, is manager of Invesco Advantage Municipal Income Trust II. He joined Invesco in 2010.

Mr. Wimmel was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2001. He earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

3                Invesco Advantage Municipal Income Trust II

Supplemental Information

Invesco Advantage Municipal Income Trust II’s investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays Asset-Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■

The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	NYSE Symbol	VKI

4                Invesco Advantage Municipal Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits

■	Add to your account:

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Trust, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence,

RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your reinvestment shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. If your Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if your Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and applicable per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

Note that the Plan may be amended or supplemented by the Trust at any time upon 30 days’ written notice to Plan participants.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco Advantage Municipal Income Trust II

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–163.52%
Alabama–2.22%
Alabama (State of) Incentives Financing Authority; Series 2012 A, Special Obligation RB	5.00%	09/01/42	$2,500	$2,838,975
Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS-AGC)(a)(b)	5.00%	06/01/39	2,375	2,609,721
Birmingham (City of) Airport Authority; Series 2010, RB (INS-AGM)(a)	5.25%	07/01/30	1,800	2,030,238
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/43	1,900	1,867,035
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/20	4	0
Phenix City (City of) Industrial Development Board (MeadWestvaco Coated Board); Series 2012, Ref. Environmental Improvement RB(c)	4.13%	05/15/35	1,000	985,630
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/33	2,200	2,545,884
				12,877,483

Alaska–0.70%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB(b)	5.50%	10/01/41	3,465	4,052,318

Arizona–4.40%
Arizona (State of) Transportation Board;
Series 2008 B, Highway RB(b)	5.00%	07/01/25	1,875	2,213,588
Series 2008 B, Highway RB(b)	5.00%	07/01/26	2,810	3,307,932
Glendale (City of) Industrial Development Authority (John C. Lincoln Health Network); Series 2005 B, Ref. Hospital RB	5.00%	12/01/37	1,935	1,990,302
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	500	534,430
Series 2010, RB	5.13%	05/15/40	1,250	1,332,050
Maricopa (County of) Industrial Development Authority (Catholic Healthcare West); Series 2009 C, Health Facilities RB(d)(e)	5.00%	07/01/14	2,425	2,548,748
Navajo County Pollution Control Corp.;
Series 2009 C, PCR(d)(e)	5.50%	06/01/14	675	710,188
Series 2009 E, PCR(d)(e)	5.75%	06/01/16	800	902,392
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	690	713,336
Series 2009, Education RB	7.13%	01/01/45	660	685,100
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/42	2,340	2,550,623
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2007, Water & Wastewater RB(c)	6.55%	12/01/37	2,500	2,614,175
Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB(b)	5.00%	01/01/28	2,305	2,710,104
South Campus Group Housing LLC (Arizona State University South Campus); Series 2003, Student Housing RB(d)(f)	5.63%	09/01/13	2,685	2,706,265
				25,519,233

Arkansas–0.33%
Arkansas (State of) (College Savings); Series 1996 A, Unlimited Tax CAB GO Bonds(f)(g)	0.00%	06/01/16	1,930	1,889,374

California–23.50%
ABAG Finance Authority for Non-profit Corps. (Jewish Home of San Francisco); Series 2005, VRD RB (LOC-Wells Fargo Bank N.A.)(h)(i)	0.05%	11/15/35	5,450	5,450,000
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements);
Series 1997 C, Sub. Lease CAB RB (INS-AGM)(a)(g)	0.00%	09/01/19	6,000	5,134,440
Series 1997 C, Sub. Lease CAB RB (INS-AGM)(a)(g)	0.00%	09/01/21	7,195	5,634,117
Series 1997 C, Sub. Lease RB (INS-AGM)(a)	6.00%	09/01/16	1,300	1,482,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004 A, Tax Allocation RB (INS-SGI)(a)	5.25%	09/01/35	$2,095	$2,101,599
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(b)	5.00%	04/01/39	2,715	3,051,361
Series 2008 F-1, Toll Bridge RB(b)	5.00%	04/01/39	4,000	4,495,560
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/28	900	537,075
California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water System RB(b)	5.00%	12/01/24	850	1,016,116
Series 2008 AE, Water System RB(b)	5.00%	12/01/25	1,075	1,281,454
Series 2008 AE, Water System RB(b)	5.00%	12/01/26	1,075	1,281,454
Series 2008 AE, Water System RB(b)	5.00%	12/01/27	650	771,986
Series 2008 AE, Water System RB(b)	5.00%	12/01/28	1,075	1,272,542
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/34	1,100	1,314,830
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB(c)	5.30%	08/01/23	2,500	2,598,150
Series 2008 K, Home Mortgage RB(c)	5.45%	08/01/28	4,100	4,270,724
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(c)	5.00%	07/01/30	1,215	1,293,270
Series 2012, Water Furnishing RB(c)	5.00%	07/01/37	2,685	2,805,073
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2005 C, Solid Waste Disposal RB(c)(e)	5.13%	11/01/23	3,000	3,212,730
California (State of) Public Works Board (Department of Corrections–State Prisons); Series 1993 A, Ref. Lease RB (INS-AMBAC)(a)	5.00%	12/01/19	4,000	4,536,160
California (State of) Public Works Board (Department of Mental Health–Coalinga State Hospital); Series 2004 A, Lease RB	5.00%	06/01/24	3,750	3,921,675
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/28	1,145	1,269,290
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2009 A, RB	5.00%	04/01/19	1,450	1,747,192
California (State of);
Series 2004 B-1, VRD Unlimited Tax GO Bonds (LOC-Citibank, N.A.)(h)(i)	0.07%	05/01/34	5,000	5,000,000
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	1,300	1,555,593
Series 2009 A, Ref. Economic Recovery Unlimited Tax GO Bonds	5.25%	07/01/21	2,100	2,581,068
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/30	2,220	2,653,633
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	02/01/38	1,385	1,567,418
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/35	2,060	2,421,901
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/42	2,060	2,325,307
Daly City (City of) Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 C, Ref. Third Tier Mobile Home Park RB	6.50%	12/15/47	425	436,900
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(b)	5.00%	06/01/36	4,065	4,754,709
Florin Resource Conservation District (Elk Grove Water Service); Series 2003 A, Capital Improvement COP (INS-NATL)(a)	5.00%	09/01/33	1,775	1,792,981
Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road CAB RB (INS-NATL)(a)(g)	0.00%	01/15/18	5,000	3,811,650
Los Angeles (City of) Department of Water & Power;
Series 2012 B, Waterworks RB	5.00%	07/01/37	1,200	1,397,940
Subseries 2008 A-1, Power System RB(b)	5.25%	07/01/38	3,000	3,489,060
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(j)	5.50%	03/01/18	145	154,039
Oakland (Port of); Series 2012 P, Ref. Sr. Lien RB(c)	5.00%	05/01/26	5,000	5,778,450
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	1,225	1,386,443
Regents of the University of California; Series 2012 G, Limited Project RB	5.00%	05/15/37	1,825	2,111,288
Riverside County Asset Leasing Corp. (Riverside County Hospital); Series 1997, Leasehold RB (INS-NATL)(a)(g)	0.00%	06/01/21	9,000	6,374,790
San Diego (County of) Regional Airport Authority; Series 2010 A, Sub. RB	5.00%	07/01/34	1,600	1,797,616
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(b)	5.00%	08/01/36	8,490	9,831,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 F, Ref. Second Series RB(c)	5.00%	05/01/25	$850	$982,532
Series 2011 F, Ref. Second Series RB(c)	5.00%	05/01/26	1,700	1,939,241
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB(b)	5.00%	11/01/36	3,690	4,325,197
San Francisco (City & County of) Public Utilities Commission; Series 2012, Water RB	5.00%	11/01/33	4,000	4,695,160
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,350	2,669,200
				136,312,573

Colorado–3.04%
Colorado (State of) Educational & Cultural Facilities Authority (Pinnacle Charter School, Inc.); Series 2003, Ref. & Improvement Charter School RB (INS-SGI)(a)	5.25%	06/01/23	1,945	1,970,013
Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB (INS-AGM)(a)(b)	5.00%	09/01/36	5,425	5,839,090
Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2005, Health Facilities RB	5.00%	06/01/35	2,020	2,106,415
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/37	1,005	990,729
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.50%	01/15/30	1,500	1,819,200
Series 2010, Private Activity RB	6.00%	01/15/34	1,200	1,388,100
Denver (City & County of);
Series 1991 D, Airport System RB(c)	7.75%	11/15/13	265	278,783
Series 2012 B, Airport System RB	5.00%	11/15/37	1,400	1,607,018
Salida (City of) Hospital District; Series 2006, RB	5.25%	10/01/36	1,600	1,630,560
				17,629,908

Connecticut–0.39%
Connecticut (State of) Housing Finance Authority; Subseries 2010 D-2, Housing Mortgage Finance Program RB(c)	5.00%	05/15/31	1,685	1,839,093
Hamden (Town of) (Whitney Center); Series 2009 B, Entrance Fee Principal Redemption RB	6.13%	01/01/14	410	410,628
				2,249,721

District of Columbia–2.51%
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/45	1,100	1,159,070
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB	6.50%	10/01/29	800	953,384
Series 2009, Hospital RB	6.38%	10/01/34	2,650	3,117,937
District of Columbia Water & Sewer Authority;
Series 2007 A, Public Utility Sub. Lien RB (INS-AGM)(a)	5.50%	10/01/41	5,500	6,319,555
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC)(a)(b)	5.00%	10/01/29	850	992,435
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC)(a)(b)	5.00%	10/01/34	1,725	2,002,915
				14,545,296

Florida–9.04%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.88%	11/15/36	1,000	993,570
Broward (County of); Series 2012 A, Water & Sewer Utility RB	5.00%	10/01/37	2,460	2,864,030
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,420	2,808,918
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS-AMBAC)(a)	5.95%	07/01/20	355	370,631
Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(b)	5.00%	07/01/26	1,305	1,504,078
Series 2008 A, Ref. Turnpike RB(b)	5.00%	07/01/27	1,325	1,521,948
Series 2008 A, Ref. Turnpike RB(b)	5.00%	07/01/28	1,440	1,654,042
Series 2008 A, Ref. Turnpike RB(b)	5.00%	07/01/32	2,500	2,856,300
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 B, Ref. RB(c)	5.13%	06/01/27	1,800	2,102,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS-AGC)(a)(b)(c)	5.38%	10/01/33	$1,075	$1,204,914
Series 2008 A, RB (INS-AGC)(a)(b)(c)	5.50%	10/01/38	2,425	2,726,913
Hillsborough (County of) Industrial Development Authority (Tampa Electric Co.); Series 2007 B, Ref. PCR(d)(e)	5.15%	09/01/13	900	921,537
Jacksonville (City of) (Better Jacksonville); Series 2012 A, Ref. Sales Tax RB	5.00%	10/01/30	1,300	1,519,414
JEA; Series 2012 Three B, Electric System RB	5.00%	10/01/39	3,300	3,749,658
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB	5.00%	07/01/40	1,000	1,093,280
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	705	834,932
Miami-Dade (County of);
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/32	870	982,708
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/35	1,375	1,545,954
Midtown Miami Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/24	580	588,474
Ocoee (City of); Series 2003, Water & Sewer System Ref. & Improvement RB (INS-AMBAC)(a)	5.13%	10/01/33	5,000	5,041,000
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2005, Ref. RB	5.38%	07/01/20	925	948,134
Palm Beach (County of) Health Facilities Authority (The Waterford); Series 2007, RB	5.88%	11/15/37	1,250	1,316,212
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS-BHAC)(a)(b)	5.50%	10/01/23	2,900	3,601,336
Series 2011, Ref. RB(b)	5.00%	10/01/31	2,805	3,223,590
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS-AMBAC)(a)(d)(e)	5.35%	05/01/18	3,500	4,147,570
Reunion East Community Development District; Series 2005, Special Assessment RB(k)	5.80%	05/01/36	490	269,515
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(j)	5.25%	10/01/27	500	540,835
Seven Oaks Community Development District II; Series 2004 A, Special Assessment RB	5.88%	05/01/35	990	753,707
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/35	900	721,935
				52,408,093

Georgia–4.17%
Atlanta (City of) (Beltline);
Series 2009 B, Tax Allocation RB	6.75%	01/01/20	345	440,317
Series 2009 B, Tax Allocation RB	6.75%	01/01/20	630	804,056
Series 2009 B, Tax Allocation RB	7.38%	01/01/31	220	275,565
Atlanta (City of);
Series 2004 C, Airport Passenger Facility Charge & Sub. Lien General RB (INS-AGM)(a)(b)	5.00%	01/01/33	4,000	4,203,280
Series 2009 A, Water & Wastewater RB	6.00%	11/01/27	1,350	1,658,151
Series 2009 A, Water & Wastewater RB	6.00%	11/01/28	1,450	1,775,641
Series 2009 A, Water & Wastewater RB	6.00%	11/01/29	1,350	1,643,868
Georgia (State of) Municipal Electric Authority; Series 1993 B, Power RB(f)	5.70%	01/01/19	4,810	5,909,470
Private Colleges & Universities Authority (Emory University); Series 2009 B, RB(b)	5.00%	09/01/29	4,000	4,715,520
Putnam (County of) Development Authority (Georgia Power Co.); First Series 1996, PCR	5.10%	06/01/23	1,700	1,721,165
Richmond (County of) Development Authority (ASU Jaguar Student Housing LLC); Series 2004 A, Student Housing Facilities RB(d)(f)	5.25%	02/01/14	1,000	1,045,930
				24,192,963

Hawaii–2.45%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 1997 A, Special Purpose RB (INS-NATL)(a)(c)	5.65%	10/01/27	10,430	10,557,559
Hawaii (State of); Series 2010 A, Airport System RB	5.00%	07/01/39	2,250	2,492,077
Honolulu (City & County of); Series 2012 A, Unlimited Tax GO Bonds	5.00%	11/01/36	1,000	1,175,560
				14,225,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.80%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2008 A, RB	6.50%	11/01/23	$850	$1,013,430
Series 2008 A, RB	6.75%	11/01/37	1,100	1,300,805
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/27	850	877,226
Regents of the University of Idaho; Series 2011, Ref. General RB(d)(e)	5.25%	04/01/21	1,230	1,459,333
				4,650,794

Illinois–21.12%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	1,450	1,406,181
Bolingbrook (Village of);
Series 1999 B, Unlimited Tax CAB GO Bonds (INS-NATL)(a)(g)	0.00%	01/01/32	1,365	482,473
Series 1999 C, Ref. Unlimted Tax CAB GO Bonds (INS-NATL)(a)(g)	0.00%	01/01/29	1,710	862,815
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.50%	11/01/40	800	869,768
Chicago (City of) (O’Hare International Airport);
Series 2005 A, Third Lien General Airport RB (INS-AGC)(a)(b)	5.25%	01/01/24	2,695	2,991,396
Series 2005 A, Third Lien General Airport RB (INS-AGC)(a)	5.25%	01/01/24	4,505	5,000,460
Series 2005 A, Third Lien General Airport RB (INS-AGC)(a)(b)	5.25%	01/01/25	6,350	7,035,165
Series 2005 A, Third Lien General Airport RB (INS-AGC)(a)	5.25%	01/01/25	10,650	11,799,135
Series 2005 A, Third Lien General Airport RB (INS-AGC)(a)(b)	5.25%	01/01/26	1,290	1,418,936
Series 2008 A, Third Lien General Airport RB (INS-AGM)(a)(b)	5.00%	01/01/33	4,400	4,970,328
Chicago (City of) Board of Education;
Series 2008 C, Ref. Unlimited Tax GO Bonds (INS-AGM)(a)(b)	5.00%	12/01/27	4,425	4,891,351
Series 2008 C, Ref. Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	12/01/27	3,850	4,255,751
Series 2011 A, Unlimited Tax GO Bonds(b)	5.00%	12/01/41	1,350	1,471,230
Series 2012 A, Unlimited Tax GO Bonds	5.00%	12/01/42	1,000	1,090,630
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB(b)	5.25%	12/01/36	4,185	4,820,032
Chicago (City of);
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC)(a)(b)	5.25%	01/01/25	2,700	3,041,118
Series 2011, COP	7.13%	05/01/21	1,120	1,234,094
Series 2011 A, Sales Tax RB(b)	5.25%	01/01/38	2,785	3,204,170
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/33	2,800	3,127,040
Cook (County of); Series 2012 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/29	1,600	1,839,472
Cook County School District No. 100 (Berwyn South); Series 2004 D, Ref. Unlimited Tax GO Bonds (INS-AGM)(a)	5.50%	12/01/23	3,345	3,636,851
Granite City (City of) (Waste Management, Inc.); Series 2002, Solid Waste Disposal RB(c)(d)(e)	3.50%	05/01/13	950	954,256
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2012 A, RB	5.00%	03/01/34	1,000	1,136,970
Illinois (State of) Finance Authority (Christian Homes, Inc.); Series 2007 A, Ref. RB	5.75%	05/15/26	1,200	1,280,856
Illinois (State of) Finance Authority (Community Rehab Providers Facilities Acquisition Program); Series 2000 A, RB(f)	7.38%	07/01/25	605	605,284
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(f)	6.75%	04/15/17	1,485	1,679,342
Series 1992 C, RB (INS-AGM)(a)	6.75%	04/15/17	825	932,968
Illinois (State of) Finance Authority (Kish Health System Obligated Group); Series 2008, Ref. Hospital RB	5.50%	10/01/22	1,325	1,478,276
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/42	2,000	2,255,040
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(b)	5.38%	08/15/24	2,400	2,821,680
Series 2009 A, RB(b)	5.75%	08/15/30	1,700	1,995,069
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	1,900	1,900,988
Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 1999 A, RB (INS-AGM)(a)	5.50%	05/15/24	2,000	2,190,700
Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	1,400	1,634,430
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/37	1,000	1,052,200
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	2,140	2,692,420
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB	5.50%	08/01/37	3,000	3,285,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Swedish American Hospital); Series 2004, RB (INS-AMBAC)(a)	5.00%	11/15/31	$1,855	$1,892,879
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2010 A, Ref. RB	6.00%	08/15/38	1,625	1,845,642
Illinois (State of) Finance Authority (The Children’s Memorial Hospital); Series 1993, RB (INS-NATL)(a)	6.25%	08/15/13	615	630,529
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2011 C, RB(b)	5.50%	08/15/41	2,595	2,950,074
Illinois (State of) Finance Authority (Waste Management Inc.); Series 2005 A, Solid Waste Disposal RB(c)	5.05%	08/01/29	1,335	1,411,589
Northern Illinois University (Hoffman Estates Education Center); Series 1993, COP (INS-AGM)(a)	5.40%	09/01/16	1,295	1,384,394
Peoria (County of); Series 2011, Unlimited Tax GO Bonds(b)	5.00%	12/15/41	3,425	3,863,674
Peoria, Moline & Freeport (Cities of); Series 1995 A, Collateralized Single Family Mortgage RB (CEP-GNMA)(c)	7.60%	04/01/27	60	60,826
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	3,625	4,381,247
Regional Transportation Authority; Series 1994 A, RB (INS-AMBAC)(a)	8.00%	06/01/17	5,000	6,162,800
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(c)	7.00%	12/01/42	555	579,759
				122,508,038

Indiana–3.17%
Indiana (State of) Finance Authority (Ascension Health Senior Credit); Series 2006 B-6, RB(b)	5.00%	11/15/36	4,600	4,951,072
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.25%	10/01/31	2,550	2,934,718
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	1,775	1,940,430
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/32	610	653,359
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	1,000	1,067,110
Indiana (State of) Health Facility Financing Authority (Columbus Regional Hospital); Series 1993, Ref. RB (INS-AGM)(a)	7.00%	08/15/15	1,460	1,569,223
Lake Central Multi-District School Building Corp.; Series 2012 B, First Mortgage RB	5.00%	07/15/32	1,425	1,671,753
Southwest Parke Community School Building Corp.; Series 2004, First Mortgage RB(d)(f)	5.25%	07/15/14	2,850	3,048,303
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(j)	5.75%	09/01/42	500	519,255
				18,355,223

Iowa–0.52%
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	1,500	1,526,190
Pottawattamie (County of) (Christian Homes Inc.); Series 2007 E, Ref. RB	5.75%	05/15/26	1,400	1,496,012
				3,022,202

Kansas–0.57%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB(b)	5.75%	11/15/38	2,800	3,305,988

Kentucky–2.43%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS-AGC)(a)	5.75%	12/01/28	1,700	1,913,877
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, Hospital RB	6.38%	06/01/40	1,350	1,626,062
Series 2010 A, Hospital RB	6.50%	03/01/45	1,700	2,047,871
Kentucky (State of) Property & Building Commission (No. 93);
Series 2009, Ref. RB (INS-AGC)(a)	5.25%	02/01/24	1,810	2,152,253
Series 2009, Ref. RB (INS-AGC)(a)	5.25%	02/01/25	2,035	2,411,027
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.); Series 2006, Health System RB	5.25%	10/01/36	3,180	3,382,216
Mount Sterling (City of) (Kentucky League of Cities Funding Trust Lease Program); Series 1993 B, RB	6.10%	03/01/18	500	567,225
				14,100,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–3.22%
Lafayette (City of); Series 2004, Utilities RB(d)(f)	5.25%	11/01/14	$5,000	$5,411,250
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Southeastern Student Housing); Series 2004 A, RB (INS-NATL)(a)	5.25%	08/01/24	5,970	6,103,967
Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,250	1,355,800
Louisiana Citizens Property Insurance Corp.; Series 2009 C-2, Assessment RB (INS-AGC)(a)	6.75%	06/01/26	2,250	2,807,865
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	2,775	2,967,696
				18,646,578

Maryland–0.68%
Maryland (State of) Health & Higher Educational Facilities Authority (Maryland Institute College of Art); Series 2006, RB	5.00%	06/01/40	770	801,978
Maryland (State of) Health & Higher Educational Facilities Authority (Mercy Medical Center); Series 2007 A, RB	5.50%	07/01/42	940	1,023,961
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,095	1,250,140
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/25	775	887,150
				3,963,229

Massachusetts–2.33%
Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2010 B, Metropolitan Highway Systems RB	5.00%	01/01/35	1,005	1,141,017
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/39	317	239,183
Series 2011 A-2, RB	5.50%	11/15/46	17	10,663
Series 2011 B, CAB RB(g)	0.00%	11/15/56	84	448
Massachusetts (State of) Development Finance Agency (The Groves in Lincoln); Series 2009 B-2, Senior Living Facility RB	6.25%	06/01/14	720	360,014
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	7.25%	01/01/32	900	1,137,762
Massachusetts (State of) School Building Authority (Partners Healthcare); Series 2012 L, RB	5.00%	07/01/41	1,575	1,780,443
Massachusetts (State of) School Building Authority; Series 2007 A, Dedicated Sales Tax RB (INS-AMBAC)(a)(b)	4.50%	08/15/35	6,590	7,046,951
Massachusetts (State of) Water Resources Authority; Series 2011 C, Ref. General RB(b)	5.00%	08/01/30	1,500	1,791,435
				13,507,916

Michigan–1.76%
Detroit (City of); Series 2001 C-1, Ref. Sr. Lien Sewage Disposal System RB (INS-AGM)(a)	7.00%	07/01/27	2,450	3,019,160
Kent (County of) Hospital Finance Authority (Spectrum Health System);
Series 2008 A, RB(d)(e)	5.25%	01/15/14	1,000	1,040,330
Series 2008 A, RB(d)(e)	5.50%	01/15/15	500	544,665
Oakland University; Series 2012, General RB	5.00%	03/01/32	1,145	1,297,045
Taylor (City of) Building Authority; Series 2000, RB (INS-AMBAC)(a)	6.00%	03/01/13	1,175	1,175,317
Troy (City of) Downtown Development Authority; Series 2001, Ref. Tax Allocation RB (INS-NATL)(a)	5.50%	11/01/15	3,090	3,100,969
				10,177,486

Minnesota–0.88%
Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Health Care System RB	6.38%	11/15/23	2,050	2,501,799
Series 2008 A, Health Care System RB	6.63%	11/15/28	1,350	1,665,860
St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	900	945,549
				5,113,208

Missouri–3.20%
Cape Girardeau (County of) Industrial Development Authority (Southeast Missouri Hospital Association); Series 2002, Health Facilities RB	5.63%	06/01/27	325	325,523
Cass (County of); Series 2007, Hospital RB	5.63%	05/01/38	1,700	1,746,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Cole (County of) Industrial Development Authority (Lutheran Senior Services-Heisinger); Series 2004, Senior Living Facilities RB	5.50%	02/01/35	$625	$633,038
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/27	800	940,792
Series 2011 A, Ref. RB	5.50%	09/01/28	1,670	1,942,627
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	630	656,069
Missouri (State of) Development Finance Board (Crackerneck Creek); Series 2005 C, Infrastructure Facilities Tax Allocation RB	5.00%	03/01/26	2,500	2,580,775
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2010, Senior Living Facilities RB	5.50%	02/01/42	1,100	1,179,992
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2012, RB	4.00%	11/15/42	1,225	1,244,196
Missouri (State of) Joint Municipal Electric Utility Commission (Plum Point); Series 2006, Power Project RB (INS-NATL)(a)	5.00%	01/01/27	4,625	4,815,365
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/27	700	710,101
St. Louis (County of); Series 1993 H, Ctfs. of Receipt(c)(f)	5.40%	07/01/18	1,500	1,803,465
				18,577,979

Nebraska–0.94%
Omaha (City of) Public Power District; Series 2006 A, Electric System RB(d)(f)	5.00%	02/01/14	5,235	5,467,172

Nevada–1.91%
Clark (County of) (Alexander Dawson School); Series 2003, Economic Development RB	5.38%	05/15/33	2,000	2,017,060
Clark (County of) (Southwest Gas Corp.); Series 2004 A, IDR (INS-AMBAC)(a)(c)	5.25%	07/01/34	7,000	7,212,800
Reno (City of) (Renown Regional Medical Center); Series 2007 A, Hospital RB	5.25%	06/01/37	1,750	1,841,403
				11,071,263

New Hampshire–0.38%
New Hampshire (State of) Business Finance Authority (Pennichuck Water Works, Inc.); Series 1997, Water Facility RB (INS-AMBAC)(a)(c)	6.30%	05/01/22	750	753,465
New Hampshire (State of) Health & Education Facilities Authority (Covenant Health Systems Obligated Group); Series 2004, Health Care System RB	5.50%	07/01/34	1,400	1,433,446
				2,186,911

New Jersey–3.68%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,800	2,045,862
New Jersey (State of) Economic Development Authority; Series 2004 A, Motor Vehicle RB (INS-BHAC)(a)(b)	5.25%	07/01/26	6,625	8,676,431
New Jersey (State of) Health Care Facilities Financing Authority (The General Hospital Center at Passaic, Inc.); Series 1994, RB(f)	6.75%	07/01/19	2,500	3,092,625
New Jersey (State of) Housing & Mortgage Finance Agency; Series 2008 X, Single Family Housing RB(c)	5.10%	10/01/23	2,800	2,986,592
New Jersey (State of) Transportation Trust Fund Authority;
Series 2012 A, Transportation System RB	5.00%	06/15/42	2,600	2,888,574
Series 2012 AA, Transportation Program RB	5.00%	06/15/38	1,450	1,629,235
				21,319,319

New Mexico–1.01%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	2,275	2,535,715
Jicarilla Apache Nation; Series 2003 A, RB(j)	5.00%	09/01/18	1,500	1,500,420
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(b)	6.38%	08/01/32	1,500	1,795,485
				5,831,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–9.29%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	6.25%	07/15/40	$1,480	$1,777,983
Series 2009, PILOT RB	6.38%	07/15/43	620	745,345
Metropolitan Transportation Authority; Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/29	2,000	2,356,860
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010 8, Special Obligation RB	6.00%	12/01/36	2,250	2,672,865
New York (City of) Municipal Water Finance Authority;
Series 2005 D, Water & Sewer System RB(b)	5.00%	06/15/38	5,000	5,421,300
Series 2010 FF, Second General Resolution Water & Sewer System RB	5.00%	06/15/31	3,000	3,489,720
New York (City of) Transitional Finance Authority; Subseries 2012 F-1, Future Tax Sec. RB	5.00%	05/01/39	7,900	9,086,896
New York (City of); Subseries 2008 I-1, Unlimited Tax GO Bonds(b)	5.00%	02/01/26	5,440	6,320,954
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(b)	5.00%	03/15/30	2,505	2,939,968
New York (State of) Mortgage Agency; Series 2007 145, Homeowner Mortgage RB(c)	5.13%	10/01/37	875	910,709
New York (State of) Thruway Authority (Transportation);
Series 2009 A, Personal Income Tax RB(b)	5.00%	03/15/26	2,000	2,384,720
Series 2009 A, Personal Income Tax RB(b)	5.00%	03/15/27	2,250	2,674,260
New York (State of) Thruway Authority; Series 2011 A-1, Second General Highway & Bridge Trust Fund RB(b)	5.00%	04/01/29	4,140	4,859,077
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/43	2,000	2,220,240
New York State Urban Development Corp.; Series 1995, Ref. RB	5.70%	04/01/20	5,000	6,005,700
				53,866,597

North Carolina–0.14%
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	795	799,881

North Dakota–0.19%
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	1,000	1,095,860

Ohio–8.63%
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/37	2,670	2,987,810
Cleveland State University; Series 2012, RB	5.00%	06/01/37	1,600	1,791,776
Dayton (City of) (James M. Cox Dayton); Series 2003 C, Ref. Airport RB (INS-Radian)(a)(c)	5.25%	12/01/27	1,000	1,013,980
Franklin (County of) (OhioHealth Corp.); Series 2011 A, Hospital Facilities RB(b)	5.00%	11/15/36	2,685	3,050,966
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/32	2,750	3,096,335
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/34	875	1,039,666
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS-AGM)(a)(b)	5.00%	04/01/24	3,600	4,037,616
Series 2006 A, Hospital Facilities RB (INS-AGM)(a)(b)	5.00%	02/01/24	3,325	3,730,683
Series 2006 B, Hospital Facilities RB (INS-AGM)(a)(b)	5.00%	02/01/24	3,350	3,758,935
Montgomery (County of) (Catholic Health Initiatives); Series 2006 C-1, RB (INS-AGM)(a)(b)	5.00%	10/01/41	1,625	1,735,646
Montgomery (County of) (Miami Valley Hospital);
Series 2009 A, RB(d)(f)	6.00%	11/15/14	1,740	1,911,146
Series 2009 A, RB(d)(f)	6.25%	11/15/14	1,100	1,212,904
Series 2011 B, VRD RB(h)	0.10%	11/15/45	5,700	5,700,000
Ohio (State of) Air Quality Development Authority (Dayton Power); Series 2006, RB (INS-BHAC)(a)(b)(c)	4.80%	09/01/36	5,000	5,222,100
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	2,800	3,284,260
Ohio (State of) Higher Educational Facility Commission (Summa Health System); Series 2010, Hospital Facilities RB	5.75%	11/15/35	1,720	1,965,324
Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, Hospital RB(d)(f)	6.75%	01/15/15	2,250	2,518,447
Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program); Series 2008 F, Residential Mortgage RB (CEP-GNMA)(b)	5.50%	09/01/39	786	809,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(d)(e)	5.88%	06/01/16	$1,050	$1,182,647
				50,050,190

Pennsylvania–0.90%
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	1,100	1,242,010
Pennsylvania (State of) Turnpike Commission;
Subseries 2010 B-2, Sub. Conv. CAB RB(l)	5.75%	12/01/28	2,500	2,484,000
Subseries 2010 B-2, Sub. Conv. CAB RB(l)	6.00%	12/01/34	1,550	1,521,310
				5,247,320

Puerto Rico–2.85%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, Sr. Lien RB	5.00%	07/01/33	1,990	1,948,827
Series 2012 A, Sr. Lien RB	6.00%	07/01/47	1,100	1,150,699
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 CCC, RB	5.25%	07/01/27	2,300	2,382,685
Series 2010 XX, RB	5.25%	07/01/40	2,300	2,327,071
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, RB	5.38%	08/01/39	1,750	1,854,597
First Subseries 2010 A, RB	5.50%	08/01/42	2,500	2,664,850
First Subseries 2010 C, RB	5.25%	08/01/41	4,000	4,219,720
				16,548,449

South Carolina–3.90%
Charleston Educational Excellence Finance Corp. (Charleston County School District);
Series 2005, Installment Purchase RB	5.25%	12/01/25	3,125	3,471,906
Series 2005, Installment Purchase RB	5.25%	12/01/26	9,375	10,370,344
Greenville (City of); Series 2002, Ref. & Improvement Tax Increment Allocation RB (INS-NATL)(a)	5.25%	04/01/21	170	170,680
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS-AGC)(a)	5.50%	02/01/38	1,000	1,101,380
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	2,200	2,254,054
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/47	535	351,033
Series 2012, Ref. Sub. CAB RB(g)	0.00%	11/15/47	229	229
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.30%	10/01/36	1,100	1,101,650
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2010 B, Ref. RB(b)	5.00%	01/01/33	3,300	3,803,481
				22,624,757

Tennessee–3.16%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC);
Series 2005 A, Ref. Sr. RB	5.00%	10/01/25	2,130	2,194,560
Series 2005 A, Ref. Sr. RB	5.13%	10/01/35	2,595	2,663,534
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2000 A, Ref. First Mortgage Hospital CAB RB (INS-NATL)(a)(g)	0.00%	07/01/26	12,525	6,894,637
Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/36	2,975	3,158,558
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS-AGM)(a)(b)	5.25%	09/01/27	3,100	3,421,346
				18,332,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–21.10%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(c)	4.85%	04/01/21	$1,750	$1,886,920
Austin (City of);
Series 2012, Ref. Electric Utility System RB	5.00%	11/15/37	1,225	1,420,559
Series 2012, Ref. Electric Utility System RB	5.00%	11/15/40	1,425	1,638,280
Series 2012, Ref. Water & Wastewater System RB	5.00%	11/15/42	1,600	1,856,880
Dallas (City of) (Civic Center Convention Complex);
Series 2009, Ref. & Improvement RB (INS-AGC)(a)	5.00%	08/15/18	1,400	1,636,096
Series 2009, Ref. & Improvement RB (INS-AGC)(a)	5.00%	08/15/19	1,600	1,888,400
Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	465	467,069
Dallas Area Rapid Transit; Series 2012, Ref. Sr. Lien Sales Tax RB	5.00%	12/01/42	1,800	2,085,174
Dallas-Fort Worth (Cities of) International Airport;
Series 2012 C, Ref. & Improvement Joint RB	5.00%	11/01/45	2,585	2,884,084
Series 2012 G, Ref. RB	5.00%	11/01/34	3,000	3,389,820
El Paso (County of) Hospital District; Series 2008 A, Limited Tax GO Bonds (INS-AGC)(a)(b)	5.00%	08/15/37	5,850	6,473,726
Harris (County of) Metropolitan Transit Authority; Series 2011 A, Sales & Use Tax RB(b)	5.00%	11/01/41	2,000	2,291,120
Harris (County of); Series 2009 A, Sr. Lien Toll Road RB(b)	5.00%	08/15/25	4,350	5,113,903
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.25%	12/01/35	925	1,151,079
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	1,100	1,233,628
Houston (City of);
Series 2007 A, Ref. First Lien Combined Utility System RB (INS-AGM)(a)(b)	5.00%	11/15/36	9,425	10,760,428
Series 2011 D, First Lien Combined Utility System RB(b)	5.00%	11/15/33	3,150	3,683,768
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(d)(e)	0.86%	06/01/17	2,500	2,500,000
Judson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (INS-AGC)(a)(b)	5.00%	02/01/37	3,700	4,064,783
Lower Colorado River Authority (LCRA Transmissions Services Corp.); Series 2011 A, Ref. RB	5.00%	05/15/41	1,500	1,688,400
Lower Colorado River Authority;
Series 2010 A, Ref. RB	5.00%	05/15/40	1,750	1,957,970
Series 2012 A, Ref. RB	5.00%	05/15/33	1,735	1,986,159
Series 2012 A, Ref. RB	5.00%	05/15/39	2,270	2,546,531
Series 2012 B, Ref. RB	5.00%	05/15/37	1,000	1,125,180
Matagorda (County of) Navigation District No. 1 (Houston Lighting & Power Co.); Series 1997, Ref. RB (INS-AMBAC)(a)(c)	5.13%	11/01/28	5,000	6,027,500
Mission Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(c)(d)(e)	6.00%	08/01/13	1,000	1,020,380
North Texas Tollway Authority;
Series 2008 B, Ref. First Tier System RB	6.00%	01/01/26	1,000	1,181,400
Series 2008 B, Ref. First Tier System RB	6.00%	01/01/27	1,250	1,475,487
Series 2008 B, Ref. First Tier System RB	5.63%	01/01/28	1,000	1,160,690
Series 2008 F, Ref. Second Tier System RB	5.75%	01/01/33	3,200	3,563,904
Series 2011 A, Special Projects System RB(b)	5.50%	09/01/36	3,180	3,806,078
Stafford Economic Development Corp.;
Series 2000, Sales Tax RB (INS-NATL)(a)	6.00%	09/01/19	1,990	2,226,273
Series 2000, Sales Tax RB (INS-NATL)(a)	5.50%	09/01/30	3,960	4,344,911
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,000	1,048,880
Series 2007, Retirement Facility RB	5.75%	11/15/37	585	607,400
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.25%	11/15/37	7,000	7,251,859
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, Retirement Facility RB	5.75%	02/15/25	500	517,515
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS-AGC)(a)	6.25%	07/01/28	3,600	4,293,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Transportation Commission;
Series 2008, Mobility Fund Unlimited Tax GO Bonds(b)	5.00%	04/01/28	$6,450	$7,454,201
Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	2,250	2,473,244
Texas Municipal Gas Acquisition & Supply Corp.;
Series 2012, Gas Supply RB	5.00%	12/15/28	1,875	2,059,949
Series 2012, Gas Supply RB	5.00%	12/15/29	2,000	2,188,719
Series 2012, Gas Supply RB	5.00%	12/15/30	1,000	1,090,090
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	1,675	2,002,579
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System); Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/37	800	861,809
				122,386,581

Utah–1.70%
Intermountain Power Agency; Series 1993 A, Ref. Power Supply CAB RB(f)(g)	0.00%	07/01/17	4,950	4,460,445
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	875	904,453
Utah (State of) Transit Authority; Series 2012, Ref. Sales Tax RB	5.00%	06/15/42	4,000	4,521,600
				9,886,498

Virgin Islands–0.38%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,975	2,205,818
Virginia–1.22%
Richmond (City of) Industrial Development Authority; Series 2001, Government Facilities RB (INS-AMBAC)(a)	5.00%	07/15/17	1,465	1,627,542
Route 460 Funding Corp.; Series 2012 A, Sr. Lien Toll Road RB	5.13%	07/01/49	1,000	1,092,690
Tobacco Settlement Financing Corp.; Series 2005, Asset-Backed RB(f)	5.50%	06/01/26	1,360	1,456,614
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(c)	5.50%	01/01/42	1,525	1,689,227
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	1,147	1,229,791
				7,095,864

Washington–3.53%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(c)	5.50%	07/01/25	1,675	2,016,901
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/28	1,500	1,476,900
Seattle (Port of); Series 2012 A, Ref. Intermediate Lien RB	5.00%	08/01/30	2,265	2,670,096
Spokane (City of) Public Facilities District; Series 2003, Hotel, Motel & Sales Use Tax RB (INS-NATL)(a)	5.25%	09/01/33	3,000	3,090,750
Washington (State of) (SR 520 Corridor Program—Toll Revenue);
Series 2011 C, Motor Vehicle Fuel Unlimited Tax GO Bonds(b)	5.00%	06/01/33	2,700	3,157,920
Series 2011 C, Motor Vehicle Fuel Unlimited Tax GO Bonds(b)	5.00%	06/01/41	645	737,448
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2011 A, RB(b)	5.00%	02/01/41	2,550	2,815,455
Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2011 A, RB(d)(f)	6.25%	05/15/21	1,125	1,540,766
Washington (State of) Housing Finance Commission (Local 82-J.A.T.C. Educational Development Trust); Series 2000, Non-profit VRD RB (LOC-U.S. Bank, N.A.)(h)(i)	0.10%	11/01/25	1,135	1,135,001
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(j)	6.00%	01/01/27	1,720	1,849,189
				20,490,426

West Virginia–1.32%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(c)	5.50%	10/15/37	2,500	2,651,525
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/20	1,100	1,164,009
Series 2008, RB	6.25%	10/01/23	1,270	1,340,841
West Virginia (State of) Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2009 C, Ref. & Improvement RB	5.50%	06/01/34	1,160	1,311,218
Series 2009 C, Ref. & Improvement RB	5.50%	06/01/39	1,065	1,191,022
				7,658,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Advantage Municipal Income Trust II

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–3.07%
Superior (City of) (Superior Water, Light & Power Co.);
Series 2007 A, Ref. Collateralized Utility RB(c)	5.38%	11/01/21	$500	$551,415
Series 2007 B, Collateralized Utility RB(c)	5.75%	11/01/37	460	491,156
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(d)(e)	5.13%	08/15/16	1,100	1,225,422
Wisconsin (State of) Health & Educational Facilities Authority (Fort Healthcare, Inc.); Series 2007 A, VRD RB (LOC-JPMorgan Chase Bank, N.A.)(h)(i)	0.13%	05/01/37	2,200	2,200,000
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/24	4,565	5,303,708
Wisconsin (State of) Health & Educational Facilities Authority (Ministry Health Care); Series 2012 C, Ref. RB	5.00%	08/15/32	1,400	1,568,518
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group); Series 2009, RB	6.63%	02/15/39	1,340	1,575,036
Wisconsin (State of) Housing & Economic Development Authority;
Series 2008 A, Home Ownership RB(b)(c)	5.30%	09/01/23	3,100	3,362,477
Series 2008 A, Home Ownership RB(b)(c)	5.50%	09/01/28	153	164,044
Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/25	1,125	1,356,762
				17,798,538
Wyoming–0.79%
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(c)	5.60%	12/01/35	2,790	3,044,002
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,350	1,535,773
				4,579,775
TOTAL INVESTMENTS(m)–163.52% (Cost $863,780,789)				948,375,419
FLOATING RATE NOTE OBLIGATIONS–(24.78%)
Notes with interest rates ranging from 0.10% to 0.31% at 02/28/13, and contractual maturities of collateral ranging from 09/01/23 to 12/15/41 (See Note 1J)(n)				(143,710,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(39.83%)				(231,000,000)
OTHER ASSETS LESS LIABILITIES–1.09%				6,311,246
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$579,976,665

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Advantage Municipal Income Trust II

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1J.
(c)	Security subject to the alternative minimum tax.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount.
(h)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $4,563,738, which represented less than 1% of the Trust’s Net Assets.
(k)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2013 represented less than 1% of the Trust’s Net Assets.
(l)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	9.0%
Assured Guaranty Corp.	7.3
National Public Finance Guarantee Corp.	5.8

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2013. At February 28, 2013, the Trust’s investments with a value of $267,608,565 are held by Dealer Trusts and serve as collateral for the $143,710,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Advantage Municipal Income Trust II

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $863,780,789)	$948,375,419
Receivable for:
Investments sold	2,637,197
Interest	10,748,715
Deferred offering costs	242,914
Other assets	10,896
Total assets	962,015,141

Liabilities:
Floating rate note obligations	143,710,000
Variable rate muni term preferred shares, at liquidation value ($0.01 par value, 2,310 shares issued with liquidation preference of $100,000 per share)	231,000,000
Payable for:
Amount due custodian	6,892,499
Accrued fees to affiliates	117
Accrued trustees’ and officers’ fees and benefits	9,950
Accrued other operating expenses	221,617
Accrued interest expenses	204,293
Total liabilities	382,038,476
Net assets applicable to common shares	$579,976,665

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$589,301,908
Undistributed net investment income	6,456,548
Undistributed net realized gain (loss)	(100,376,421)
Unrealized appreciation	84,594,630
$579,976,665

Shares outstanding, no par value, with an unlimited number of shares authorized:
Common shares outstanding	44,380,951
Net asset value per common share	$13.07
Market value per common share	$13.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Advantage Municipal Income Trust II

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$42,888,318

Expenses:
Advisory fees	5,230,516
Administrative services fees	157,273
Custodian fees	25,712
Interest, facilities and maintenance fees	3,479,474
Transfer agent fees	62,164
Trustees’ and officers’ fees and benefits	52,731
Other	459,651
Total expenses	9,467,521
Net investment income	33,420,797

Realized and unrealized gain from:
Net realized gain from investment securities	1,507,777
Change in net unrealized appreciation of investment securities	18,339,621
Net realized and unrealized gain	19,847,398
Net increase in net assets resulting from operations	53,268,195
Distributions to auction rate preferred shareholders from net investment income	(156,865)
Net increase in net assets from operations applicable to common shares	$53,111,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Advantage Municipal Income Trust II

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$33,420,797	$37,791,014
Net realized gain (loss)	1,507,777	(13,849,919)
Change in net unrealized appreciation	18,339,621	88,508,469
Net increase in net assets resulting from operations	53,268,195	112,449,564
Distributions to auction rate preferred shareholders from net investment income	(156,865)	(672,323)
Net increase in net assets from operations applicable to common shares	53,111,330	111,777,241
Distributions to shareholders from net investment income	(38,587,974)	(38,806,155)
Increase from transactions in common shares of beneficial interest	694,777	663,482
Net increase in net assets applicable to common shares	15,218,133	73,634,568

Net assets applicable to common shares:
Beginning of year	564,758,532	491,123,964
End of year (includes undistributed net investment income of $6,456,548 and $12,128,931, respectively)	$579,976,665	$564,758,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Advantage Municipal Income Trust II

Statement of Cash Flows

For the year ended February 28, 2013

Net increase in net assets resulting from operations (including preferred shares distributions)	$53,111,330

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Net realized gain from investment securities	(1,507,777)
Net change in unrealized appreciation on investment securities	(18,339,621)
Purchases of investments	(130,753,051)
Net sales of short-term investments	7,670,000
Proceeds from sales of investments	132,419,855
Amortization of premium	2,515,191
Accretion of discount	(2,028,516)
Decrease in interest receivables and other assets	778,982
Increase in accrued expenses and other payables	182,622
Net cash provided by operating activities	44,049,015

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(37,893,197)
Decrease in payable for amount due custodian	(1,823,395)
Increase in VMTP Shares, at liquidation value	231,000,000
Cash payments for offering costs	(312,423)
Net payments for the redemption of auction rate preferred shares	(231,000,000)
Net payments for floating rate note obligations	(4,020,000)
Net cash provided by (used in) financing activities	(44,049,015)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$3,572,366

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Advantage Municipal Income Trust II, formerly Invesco Van Kampen Advantage Municipal Income Trust II (the “Trust”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Prior to August 27, 2012, the Trust was organized as a Massachusetts business trust.

The Trust’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. Under normal market conditions, the Trust will invest at least 80% of its assets in municipal securities rated investment grade at the time of investment.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

23                         Invesco Advantage Municipal Income Trust II

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares (“ARPS”) and floating rate note obligations, if any.
J.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

24                         Invesco Advantage Municipal Income Trust II

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser had contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.05%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement terminated on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2013, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

25                         Invesco Advantage Municipal Income Trust II

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2013, the Trust paid legal fees of $266,538 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is of counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 28, 2013 were $146,394,154 and 0.77%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Tax-exempt income	$40,950,104	$39,478,478

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$5,717,754
Net unrealized appreciation — investments	82,825,547
Capital loss carryforward	(97,868,544)
Shares of beneficial interest	589,301,908
Total net assets	$579,976,665

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to book to tax accretion and amortization differences, defaulted bonds and TOBs.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$2,455,675	$—	$2,455,675
February 28, 2015	8,594,496	—	8,594,496
February 29, 2016	30,211,343	—	30,211,343
February 28, 2017	33,876,054	—	33,876,054
February 28, 2018	9,753,775	—	9,753,775
February 28, 2019	3,583,240	—	3,583,240
Not subject to expiration	—	9,393,961	9,393,961
	$88,474,583	$9,393,961	$97,868,544

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

26                         Invesco Advantage Municipal Income Trust II

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2013 was $128,081,544 and $133,409,052, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$85,727,376
Aggregate unrealized (depreciation) of investment securities	(2,901,829)
Net unrealized appreciation of investment securities	$82,825,547

Cost of investments for tax purposes is $865,549,872.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with amortization, federal income taxes paid and interest expense for VMTP Shares, on February 28, 2013, undistributed net investment income was decreased by $348,341, undistributed net realized gain (loss) was increased by $184,884 and shares of beneficial interest was increased by $163,457. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
Beginning Shares	44,327,639	44,271,856
Shares Issued Through Dividend Reinvestment	53,312	55,783
Ending Shares	44,380,951	44,327,639

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10—Auction Rate Preferred Shares

The Trust is authorized to issue Auction Rate Preferred Shares (“ARPS”). From May 22, 2012 through June 4, 2012, the Trust redeemed all of its outstanding ARPS at their respective liquidation preference, including accrued and unpaid dividends, if any, through the redemption date. The redemptions were funded with cash and proceeds received from the issuance of VMTP Shares.

Historically, the Trust paid annual fees equivalent to 0.25% of the ARPS liquidation value for the remarketing efforts associated with the auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. These fees were terminated on June 4, 2012 when the last of the Trust’s outstanding ARPS were redeemed. These fees are included as a component of Interest, facilities and maintenance fees expense on the Statement of Operations.

Dividends on the ARPS, which are cumulative, were reset through auction procedures.

Series	Range of Dividend Rates†
A	0.198-0.381%
B	0.198-0.381
C	0.198-0.381
D	0.198-0.396
E	0.198-0.381
F	0.198-0.396
G	0.198-0.350
H	0.213-0.381
I	0.213-0.336
J	0.198-0.396

†	For the period March 1, 2012 through June 4, 2012.

The Trust was subject to certain restrictions relating to the ARPS. Failure to comply with these restrictions could have precluded the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of ARPS at liquidation value.

Beginning February 13, 2008 and continuing through June 4, 2012, all series of ARPS of the Trust were not successfully remarketed. As a result, the dividend rates of these ARPS were reset to the maximum applicable rate.

27                         Invesco Advantage Municipal Income Trust II

Transactions in ARPS were as follows:

	Series A		Series B		Series C		Series D
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Outstanding at February 29, 2012	880	$22,000,000	880	$22,000,000	880	$22,000,000	880	$22,000,000
Shares redeemed	(880)	(22,000,000)	(880)	(22,000,000)	(880)	(22,000,000)	(880)	(22,000,000)
Outstanding at February 28, 2013	—	$—	—	$—	—	$—	—	$—

	Series E		Series F		Series G		Series H
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Outstanding at February 29, 2012	770	$19,250,000	1,100	$27,500,000	1,100	$27,500,000	1,100	$27,500,000
Shares redeemed	(770)	(19,250,000)	(1,100)	(27,500,000)	(1,100)	(27,500,000)	(1,100)	(27,500,000)
Outstanding at February 28, 2013	—	$—	—	$—	—	$—	—	$—

	Series I		Series J
	Shares	Value	Shares	Value
Outstanding at February 29, 2012	1,100	$27,500,000	550	$13,750,000
Shares redeemed	(1,100)	(27,500,000)	(550)	(13,750,000)
Outstanding at February 28, 2013	—	$—	—	$—

NOTE 11—Variable Rate Muni Term Preferred Shares

On May 15, 2012, the Trust issued 2,310 Series 2015/6-VKI VMTP Shares, with a liquidation preference of $100,000 per share pursuant to an offering exempt from registration under the Securities Act of 1933. Proceeds from the issuance of VMTP Shares on May 15, 2012 were used to redeem all of the Trust’s outstanding ARPS. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VMTP Shares on June 1, 2015, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust is required to segregate assets having a value equal to 110% of the redemption amount of the VMTP Shares.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1.05% to 4.00% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2013 were $231,000,000 and 1.20%, respectively.

The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation value.

For financial reporting purposes, the liquidation value of VMTP Shares, which are considered debt of the Trust, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2013:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2013	$0.0710	March 11, 2013	March 28, 2013
April 1, 2013	$0.0710	April 11, 2013	April 30, 2013

28                         Invesco Advantage Municipal Income Trust II

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended February 28, 2013		Year ended February 29, 2012		Four months ended February 28, 2011		Years ended October 31,
							2010		2009		2008
Net asset value, beginning of period	$12.74		$11.09		$12.36		$11.59		$9.29		$13.73
Net investment income(a)	0.75		0.85		0.30		0.94		1.01		1.12
Net gains (losses) on securities (both realized and unrealized)	0.45		1.69		(1.27)		0.73		2.12		(4.51)
Distributions paid to preferred shareholders from net investment income(a)	(0.00)		(0.01)		(0.01)		(0.03)		(0.06)		(0.33)
Total from investment operations	1.20		2.53		(0.98)		1.64		3.07		(3.72)
Less distributions paid to common shareholders from net investment income	(0.87)		(0.88)		(0.29)		(0.87)		(0.77)		(0.72)
Net asset value, end of period	$13.07		$12.74		$11.09		$12.36		$11.59		$9.29
Market value, end of period	$13.16		$13.08		$11.12		$12.65		$11.28		$8.40
Total return at net asset value(b)	9.66%		23.66%		(7.92)%		14.71%
Total return at market value(c)	7.54%		26.62%		(9.78)%		20.63%		45.16%		(25.96)
Net assets applicable to common shares, end of period (000’s omitted)	$579,977		$564,759		$491,124		$547,128		$512,038		$410,671
Portfolio turnover rate(d)	14%		13%		2%		9%		15%		56%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.65	%(f)	1.40	%(e)	1.37	%(e)(g)	1.28	%(e)	1.69	%(e)	2.32	%(e)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(h)	1.04	%(f)	1.15	%(e)	1.09	%(e)(g)	1.09	%(e)	1.21	%(e)	1.07	%(e)
Without fee waivers and/or expense reimbursements	1.65	%(f)	1.43	%(e)	1.39	%(e)(g)	1.38	%(e)	1.89	%(e)	2.49	%(e)
Ratio of net investment income before preferred share dividends	5.82	%(f)	7.20%		8.14	%(g)	7.90%		9.96%		8.95%
Preferred share dividends	0.03	%(f)	0.13%		0.23	%(g)
Ratio of net investment income after preferred share dividends	5.79	%(f)	7.07%		7.91	%(g)	7.69%		9.33%		6.31%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)(i)	$231,000		$231,000		$273,000		$273,000		$301,500		$336,000
Asset coverage per preferred share(i)(j)	$351,072		$86,121		$69,975		$75,103		$67,459		$55,571
Liquidating preference per preferred share(i)	$100,000		$25,000		$25,000		$25,000		$25,000		$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders.
(f)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $574,385.
(g)	Annualized.
(h)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(i)	For the periods ended February 29, 2012 and prior, amounts are based on ARPS outstanding.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by the preferred shares outstanding.

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint was filed on behalf of Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”). The Plaintiffs alleged that Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which they alleged were trading at a discount from market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS, at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for

29                         Invesco Advantage Municipal Income Trust II

all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $53,696 in expenses relating to these matters during the year ended February 28, 2013.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will not have a material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

30                         Invesco Advantage Municipal Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Advantage Municipal Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Advantage Municipal Income Trust II (formerly known as Invesco Van Kampen Advantage Municipal Income Trust II; hereafter referred to as the “Trust”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the periods ended October 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated December 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

31                         Invesco Advantage Municipal Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

32                         Invesco Advantage Municipal Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. Since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1993	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	137	Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy; Trustee/Managing General Partner of funds in the Fund Complex
Independent Trustees
David C. Arch — 1945 Trustee	1993	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Advantage Municipal Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures
Hugo F. Sonnenschein — 1940 Trustee	1994	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977)	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2                         Invesco Advantage Municipal Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Advantage Municipal Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, The Invesco Van Kampen Closed-End Funds	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Advantage Municipal Income Trust II

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s

Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-07868                     VK-CE-AMINC2-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$38,000	N/A	$36,300	N/A
Audit-Related Fees(2)	$10,545	0%	$5,000	0%
Tax Fees(3)	$2,550	0%	$5,700	0%
All Other Fees(4)	$0	0%	$0	0%

Total Fees	$51,095	0%	$47,000	0%

PWC billed the Registrant aggregate non-audit fees of $13,095 for the fiscal year ended February 28, 2013, and $10,700 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares. Audit-Related fees for the fiscal year end February 29, 2012 includes fees billed for agreed upon procedures related to auction rate preferred securities.
(3)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES – RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

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commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

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•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are often difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case, Invesco votes such proposals on a case-by-case basis.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

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“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

March 2012	I.2 - 7

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

March 2012	I.2 - 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•

Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•

Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2005 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•

Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2001 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2013:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Advantage Municipal Income Trust II
Thomas Byron	$10,001-$50,000	N/A	$100,001-$500,000
Robert Stryker	None	N/A	$100,001-$500,000
Robert Wimmel	None	N/A	$100,001-$500,000

Assets Managed

The following information is as of February 28, 2013:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Advantage Municipal Income Trust II
Thomas Byron	15	$14,295.5	None	None	None	None
Robert Stryker	15	$14,295.5	None	None	None	None
Robert Wimmel	15	$14,295.5	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
[4]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco [6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate 6,[7] Invesco Senior Secured 6,[8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Advantage Municipal Income Trust II

By:	/s/ Colin Meadows
Colin Meadows Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.